UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2026

Hercules Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 289-3060
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement
Notes Offering

On July 24, 2026, in connection with a previously announced public offering, Hercules Capital, Inc. (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into an Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”) to that certain indenture, dated March 6, 2012, between the Company and the Trustee (together with the Eleventh Supplemental Indenture, the “Indenture”). The Eleventh Supplemental Indenture relates to the Company’s issuance, offer and sale of $325,000,000 in aggregate principal amount of its 6.300% Notes due 2031 (the “Notes”).

The Notes will mature on July 24, 2031, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 6.300% per year and will be paid semiannually in arrears on January 24 and July 24 of each year, commencing January 24, 2027. The Notes are the Company’s unsecured obligations that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will not be guaranteed by any of the Company’s current or future subsidiaries. The Notes will rank pari passu, or equally, in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, or junior. The Notes will effectively rank subordinated, or junior, to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par, plus a “make whole” premium, if applicable.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(1) and (2) of the 1940 Act, or any successor provisions, giving effect in either case to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”) (even if the Company is no longer subject to the 1940 Act), and to provide certain financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-283735) previously filed with the SEC on December 11, 2024, and as supplemented by a preliminary prospectus supplement dated July 21, 2026 and a final prospectus supplement dated July 21, 2026, filed with the SEC on July 23, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on July 24, 2026.

The Company expects to use the net proceeds from this offering to repay outstanding unsecured indebtedness and/or secured indebtedness under its financing arrangements, fund investments in accordance with its investment objectives and for other general corporate purposes.

The foregoing descriptions of the Eleventh Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Eleventh Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

On July 21, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), in connection with the issuance and sale of the Notes (the “Offering”).

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-283735) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated July 21, 2026, a final prospectus supplement dated July 21, 2026, filed with the SEC on July 23, 2026, and a pricing term sheet dated July 21, 2026.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit

1.1*
Underwriting Agreement, dated July 21, 2026, by and among Hercules Capital, Inc. and Goldman Sachs & Co. LLC and SMBC Nikko Securities America, Inc. as representatives of the several underwriters named on Schedule A.

4.1
Indenture, dated as of March 6, 2012, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(7) of the Company’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-179431, filed on April 17, 2012).

4.2	Eleventh Supplemental Indenture, dated as of July 24, 2026, between the Registrant and U.S. Bank Trust Company, National Association.
4.3	Form of 6.300% Note due 2031 (included in Exhibit 4.2 hereto).
5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
July 24, 2026
	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho
Secretary